Leases	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Leases

NOTE 7	Leases

The Company, as a lessor, originates retail and commercial leases either directly to the consumer or indirectly through dealer networks. Retail leases consist primarily of automobiles, whilecommercial leases may include high dollar assets such as aircraft or lower cost items such as office equipment.
The components of the net investment in sales-type and direct financing leases, at December 31, were as follows:

(Dollars in Millions)	2022	2021
Lease receivables	$8,731	$10,738
Unguaranteed residual values accruing to the lessor’s benefit	1,323	1,610

Total net investment in sales-type and direct financing leases	$10,054	$12,348
The Company, as a lessor, recorded $764 million, $888 million and $952 million of revenue on its Consolidated Statement of Income for the years ended December 31, 2022,2021 and 2020, respectively, primarily consisting of interest income on sales-type and direct financing leases.
The contractual future lease payments to be received by the Company, at December 31, 2022, were as follows:

(Dollars in Millions)	Sales-type and direct financing leases	Operating leases
2023	$3,496	$134
2024	2,765	103
2025	1,665	69
2026	658	33
2027	284	18
Thereafter	447	26
Total lease payments	9,315	$383
Amounts representing interest	(584)
Lease receivables	$8,731
The Company, as lessee, leases certain assets for use in its operations. Leased assets primarily include retail branches, operations centers and other corporate locations, and, to a lesser extent, office and computer equipment. For each lease with an original term greater than 12 months, the Company records a lease liability and a corresponding right of use (“ROU”) asset. At December 31, 2022, the Company’s ROU assets included in premises and equipment and lease liabilities included in long-term debt and other liabilities, were $1.6 billion and $1.7 billion, respectively, compared with $1.2 billion of ROU assets and $1.3 billion of lease liabilities at December 31, 2021, respectively
.
Total costs incurred by the Company, as a lessee, were $390 million, $364 million and $374 million for the years ended December 31, 2022, 2021 and 2020, respectively, and principally related to contractual lease payments on operating leases. The Company’s leases do not impose significant covenants or other restrictions on the Company.
The following table presents amounts relevant to the Company’s assets leased for use in its operations for the years ended December 31:

(Dollars in Millions)	2022	2021	2020
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$294	$288	$305
Operating cash flows from finance leases	4	5	6
Financing cash flows from finance leases	14	12	12
Right of use assets obtained in exchange for new operating lease liabilities	239	164	128
Right of use assets obtained in exchange for new finance lease liabilities	91	75	6
The following table presents the weighted-average remaining lease terms and discount rates of the Company’s assets leased for use in its operations at December 31:

	2022	2021
Weighted-average remaining lease term of operating leases (in years)	6.8	7.0
Weighted-average remaining lease term of finance leases (in years)	8.5	9.5
Weighted-average discount rate of operating leases	3.3%	2.7%
Weighted-average discount rate of finance leases	7.9%	9.3%
The contractual
future lease obligations of the Company at December 31, 2022, were as follows:

(Dollars in Millions)	Operating leases	Finance leases
2023	$369	$29
2024	318	51
2025	255	48
2026	198	33
2027	152	10
Thereafter	410	28
Total lease payments	1,702	199
Amounts representing interest	(202)	(22)
Lease liabilities	$1,500	$177